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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 9, 2008

                                   STRASBAUGH
                                   ----------
             (Exact name of registrant as specified in its charter)


         California                   000-23576                   77-005484
         ----------                   ---------                   ---------
(State or other jurisdiction   (Commission file number)        (IRS employer
     of incorporation)                                       identification no.)

               825 Buckley Road, San Luis Obispo, California 93401
               ---------------------------------------------------
                    (Address of principal executive offices)

                   Registrant's telephone number: 805-541-6424

                                       n/a
                    ----------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)      Dismissal of Windes & McClaughry  Accountancy Corporation

         On December 9, 2008, the Audit Committee of the Board of Directors of Strasbaugh (the "Company") approved the dismissal of Windes & McClaughry Accountancy Corporation ("Windes") as its independent registered public accounting firm, effective immediately.

         Windes' reports on the Company's financial statements as of and for the fiscal years ended December 31, 2006 and 2007 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         In connection with its audits of our financial statements for the years ended December 31, 2007 and 2006, Windes advised management of the following matter that Windes considered to be a material weakness in the area of accounting and financial reporting: the current organization of our accounting department does not provide management with the appropriate resources and adequate technical skills to accurately account for and disclose our activities. Windes stated that this matter is evidenced by the following issues: (i) a number of material adjusting entries were proposed by Windes and recorded by us for the years ended December 31, 2007 and 2006, (ii) our closing procedures for the years ended December 31, 2007 and 2006 were not adequate and resulted in significant accounting adjustments for both years, and (iii) we were unable to adequately perform the financial reporting process as evidenced by a significant number of suggested revisions and comments by Windes to our financial statements and related disclosures for the years ended December 31, 2007 and 2006. As additional evidence of this material weakness, we restated our 2006 financial statements and restated our financial statements for the three months ended September 30, 2007.

         During the fiscal years ended December 31, 2006 and 2007, and through December 9, 2008, there were no disagreements with Windes on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Windes' satisfaction, would have caused Windes to make reference thereto in its reports on the financial statements for such years. The Company has authorized Windes to respond fully to the inquiries of the successor accountant concerning the subject matter of each of any disagreements and, if not, describe the nature of any limitation thereon, if any, and the reason therefore. During the period described in the first sentence of this paragraph, there were no "reportable events" (as defined in the Securities and Exchange Commission Regulation S-K,
Item 304(a)(1)(v)).

         The Company provided Windes with a copy of the above disclosures and requested Windes to furnish a letter addressed to the Securities and Exchange Commission stating whether or not Windes agrees with the above statements. Attached as Exhibit 16.1 is a copy of the Windes letter to the Securities and Exchange Commission.

(b)      Engagement of Farber Hass Hurley LLP

         On December 9, 2008, the Audit Committee of the Board of Directors of the Company engaged Farber Hass Hurley LLP ("FHH") as the Company's independent registered public accounting firm as of and for the fiscal year ending December 31, 2008. During the fiscal years ended December 31, 2006 and 2007 and through December 9, 2008 neither the Company nor anyone acting on its behalf consulted with FHH regarding either: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable
     (d) Exhibits.

Exhibit No.  Description
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16.1         Letter from Windes & McClaughry Accountancy Corporation to the
             Securities and Exchange Commission dated December 16, 2008


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:                              STRASBAUGH

December 16, 2008                   By: /s/ Richard Nance
                                        ----------------------------------------
                                    Chief Financial Officer
                                    (principal financial and accounting officer)